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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    Form 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             NEW PALTZ CAPITAL CORP.
                             -----------------------
              (Exact name of registrant as specified in its charter)


Nevada                                     98 - 0358887
------                                     --------------
(State of incorporation                    (I.R.S. Employer Identification No.)
or organization)


2360 Palmerston Avenue
Vancouver, British Columbia, Canada        V7V 2W1
--------------------------------------     --------
(Address of principal executive offices)   (Zip Code)

Securities to be registered pursuant to  Section 12(b) of the Act:

         Title of each class             Name of each exchange of which
         to be so registered             each class is to be registered

          Not Applicable                       Not Applicable
          --------------                       --------------

If  this  form  relates to the registration of a class of securities pursuant to
Section  12(b)  of  the  Exchange  Act  and  is  effective  pursuant  to General
Instruction  A.(c),  check  the  following  box.  [   ]

If  this  form  relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
(if applicable)           333-73200

Securities to be registered pursuant to Section 12(g) of the Act:

                        Common stock, par value of $0.001
                        ---------------------------------
                                (Title of class)


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Item  1.  Description  of  Registrant's  Securities  to  be  Registered.

The description of securities contained in Registrant's Registration Statement on Form SB-2, as amended, filed with the commission (File No. 333-73200) is incorporated by reference into this registration statement.

Item  2.  Exhibits

EXHIBIT
NUMBER       DESCRIPTION
-------      -------------------
  3.1        Articles of Incorporation*
  3.2        By-Laws, as amended*
  4.1        Share Certificate*
 23.1        Consent of Morgan & Company, Chartered Accountants*
 23.2        Consent of Sookochoff Consultants Inc.*

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*Incorporated  herein  by  reference  to  the  exhibits  of  the  same number in
Registrant's  Registration  Statement  on  Form  SB-2,  as  amended.



                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

DATE:  March 4, 2002


NEW PALTZ CAPITAL CORP.
Registrant

By: /s/ William Asselstine
    _________________________________
    William Asselstine, President,
    Secretary, Treasurer and director



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